UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08747

Dividend and Income Fund, Inc.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices) (Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-785-0400

Date of fiscal year end: 11/30

Date of reporting period: 12/1/10 - 5/31/11

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

Dividend and Income Fund

SEMI-ANNUAL REPORT
May 31, 2011

NYSE Ticker:

DNI

11 Hanover Square
New York, NY 10005

www.DividendandIncomeFund.com

* Based on approximate percentages of net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors.

TOP TEN INDUSTRIES OF EQUITIES

1.	Pharmaceutical Preparations	6.	Electric Services
2.	Telephone Communications	7.	Electronic & Other Electrical Equipment
3.	Investment Companies	8.	Semiconductors & Related Devices
4.	Natural Gas Transmission	9.	Real Estate Investment Trust
5.	Life Insurance	10.	Retail-Women’s Clothing Stores

TOP TEN INDUSTRIES OF CORPORATE BONDS AND NOTES

1.	Water Transportation	6.	Basic Industry
2.	Telephone Communications	7.	Cable Television
3.	Natural Gas Transmission	8.	Converted Paper & Paperboard Products
4.	Cable & Other Pay Television Services	9.	Pharmaceutical Preparations
5.	Electric Services	10.	Steel Works, Blast Furnaces & Rolling & Finishing Mills

DIVIDEND AND INCOME FUND	NYSE Ticker:	DNI

11 Hanover Square, New York, NY 10005
www.DividendandIncomeFund.com
June 15, 2011

Dear Fellow Shareholders:

It is a pleasure to submit this 2011 Semi-Annual Report for Dividend and Income Fund and to welcome our new shareholders who find the Fund's investing approach attractive. The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks, securities of registered and unregistered investment companies (including, but not limited to, closed end and open end management investment companies, and business development companies) (collectively, "investment companies"), exchange traded funds organized as investment companies or otherwise, real estate investment trusts, depositary receipts, and other equity related securities (collectively, "Income Generating Equity Securities").

The Fund may invest in fixed income securities, including bonds issued by domestic and foreign corporate entities and U.S. government securities.  The Fund may also invest in securities of other issuers, including investment companies, ETFs and REITs, deemed by the Investment Manager not to be Income Generating Equity Securities based on the issuer's income generation, objectives, policies, holdings, or similar criteria.  Securities in which the Fund may invest include high yield, high risk securities which are rated below investment grade, including the lowest rating categories, or are unrated but are determined by the Fund's investment manager to be of comparable quality, and are considered speculative and subject to certain risks that may be greater than those of higher rated securities.  The Fund attempts to reduce individual security risk by diversifying across many industries and asset classes. There is no assurance the Fund will achieve its investment objectives.

Bexil Advisers Approved as Investment Manager

On January 31, 2011, the Fund's shareholders approved a new investment management agreement with Bexil Advisers LLC (the "Investment Manager"), which became effective February 1, 2011. In this connection, effective February 14, 2011, the Fund changed its name and CUSIP number to Dividend and Income Fund, Inc. and 25538A105 from, respectively, Chartwell Dividend and Income Fund, Inc. and 16139P104.  Also, the Fund’s NYSE ticker symbol changed to DNI from CWF, and shareholders may now obtain the Fund’s net asset value per share by using the ticker XDNIX.

The Fund joins the Bexil fund complex, which includes funds managed by affiliated registered investment advisers, CEF Advisers, Inc. and Midas Management Corporation. CEF Advisers, Inc. provides investment management services to two closed end funds (Global Income Fund, Inc. and Foxby Corp.) and Midas Management Corporation provides investment management services to three open end funds (Midas Fund, Inc., Midas Perpetual Portfolio, Inc., and Midas Magic, Inc.). The daily portfolio management of the Fund is provided by the Investment Manager's Investment Policy Committee, consisting of Thomas B. Winmill as Chairman, Bassett S. Winmill as Chief Investment Strategist, John F. Ramirez as Director of Fixed Income, and Heidi Keating as Vice President-Trading.

The Fund also has a new website, www.DividendandIncomeFund.com, where investors can obtain investment information, news, and other material about the Fund, and we encourage you to use this resource. The website has links to the most recent S&P Stock Report on the Fund and to performance and daily net asset value reporting.

Economic and Market Report and Outlook

Stock market performance for the six months ended May 31, 2011 was strongly positive, although occasionally volatile. In the period, the S&P 500 Index returned 15.03% and the Merrill Lynch U.S. High Yield Master II Index returned 7.86%, according to Morningstar, while the Fund's net asset value return was 12.48%, including the reinvest ment of dividends, on a market return, also including the reinvestment of dividends, of 9.71%. Please note that our performance comparison now uses the Merrill Lynch U.S. High Yield Master II Index (also known as the BofA Merrill Lynch High Yield Master II Index) in place of the Merrill Lynch High Yield Cash Pay Index, which returned 7.75% in the period. The Master II Index, which seeks to reflect the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, including zero coupon bonds and payment-in-kind bonds, is believed by the Investment Manager to better reflect the Fund’s potential investment universe and is tracked by Morningstar, a widely recognized source of investment company data.  In contrast, the Cash Pay Index is intended to reflect the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market, and is not tracked by Morningstar. Neither unmanaged index reflects fees and expenses nor is available for direct investment. We are pleased with the performance of the Fund during the first half of its fiscal year.

U.S. economic activity has been increasing at a moderate rate, according to an April report of the U.S. Federal Reserve Open Market Committee (FOMC) and government statistics indicate that the overall economy grew at an annualized rate of 1.8% in the first three months of 2011. More recently, claims filed by unemployed Americans fell but remained at an elevated level, suggesting ongoing weakness in the jobs market. Likewise, U.S. home construction rose modestly in May but remains sluggish. Yet, the U.S. Bureau of Labor Statistics reported that, in the 12 months through May, the consumer price index increased 3.6%, before seasonal adjustment. Notwithstanding these uneven broad economic developments, we believe that the strength in financial markets was derived in some part by improving corporate profits, accommodative monetary policy, and a perception that an economic recovery may be developing.

The outlook appears to be for a potentially slowing economy, a challenging job market, continuing weakness in housing, and lackluster consumer spending, possibly resulting in U.S. short term interest rates being kept near zero by the Federal Reserve, which in turn could boost financial markets. We remain concerned, however, with a possible slowing of the Chinese economy, a potentially double dipping economy, and with the Eurozone's sovereign debt and banking industry issues.

The Fund's strategy in this economic and market environment generally was to maintain a steady course, reduce leverage slightly, and trim or eliminate a small number of positions that appeared fully valued or overweighted. As markets evolve, the Fund anticipates that it will continue to invest in quality income generating equity and other securities in seeking to provide shareholders with high current income, and secondarily, capital appreciation.

Clarified Investment Restrictions

The Board of Directors recently clarified the Fund's investment restrictions with respect to investing in the securities of other registered and unregistered investment companies, including open end funds, closed end funds, business development companies, and exchange traded funds. The Fund may now invest in such companies ("Acquired Funds") without aggregate limit, subject to certain provisions of the Investment Company Act of 1940, as amended (the "Act"), that limit the amount the Fund and its affiliates can invest in any one Acquired Fund to 3% of the Acquired Fund's total outstanding stock. To comply with applicable provisions of the Act, on any matter upon which Acquired Fund stockholders are solicited to vote, the Investment Manager will seek to vote Acquired Fund shares in the same general proportion as shares held by other stockholders of the Acquired Fund. The Fund does not invest in any closed end funds managed by the Investment Manager or its affiliates.

Long Term Strategies

Our view of the markets suggests that the Fund may benefit during the remainder of the year from a disciplined portfolio selection strategy, employing leverage and other investment techniques as deemed appropriate in seeking its objectives. We believe this approach provides a sound high current income strategy for investors over the long term, as well. We look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas B. Winmill
President

DIVIDEND AND INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS – (UNAUDITED)
MAY 31, 2011

Shares		Cost	Value
	COMMON STOCK (64.78%)
	Aircraft Engines & Engine Parts (1.10%)
10,000	United Technologies Corp.	$ 727,426	$ 877,700

	Beverages (2.17%)
15,000	Coca-Cola Company	835,675	1,002,150
10,000	PepsiCo, Inc.	529,400	711,200
		1,365,075	1,713,350
	Cigarettes (1.98%)
30,000	Altria Group, Inc.	634,550	841,800
10,000	Philip Morris International, Inc.	485,376	717,500
		1,119,926	1,559,300
	Computers & Office Equipment (1.61%)
25,000	Hewlett-Packard Company	1,088,505	934,500
2,000	International Business Machines Corporation	258,964	337,860
		1,347,469	1,272,360
	Crude Petroleum & Natural Gas (1.12%)
8,160	Occidental Petroleum Corporation	527,752	880,056

	Deep Sea Foreign Transportation of Freight (1.10%)
50,000	Seaspan Corp.	347,030	868,000

	Dolls & Stuffed Toys (0.84%)
25,000	Mattel, Inc. (a)	610,742	659,875

	Electric Services (3.31%)
65,000	Southern Company (a)	2,326,432	2,605,200

	Electronic & Other Electrical Equipment (3.13%)
20,000	Emerson Electric Company (a)	747,590	1,091,000
70,000	General Electric Company	1,166,254	1,374,800
		1,913,844	2,465,800
	Fire, Marine & Casualty Insurance (1.75%)
20,000	Ace Ltd.	829,324	1,376,400

	Food & Kindred Products (0.44%)
10,000	Kraft Foods, Inc. Class A (a)	258,704	349,700

	Investment Advice (0.63%)
20,000	Invesco Ltd.	437,950	493,400

	Life Insurance (3.35%)
30,000	Lincoln National Corp.	670,430	880,500
40,000	MetLife, Inc.	699,693	1,764,000
		1,370,123	2,644,500

See notes to financial statements.	DIVIDEND AND INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS – (UNAUDITED) (Continued)

Shares		Cost	Value
	COMMON STOCK (continued)
	Miscellaneous Business Credit Institution (1.29%)
36,343	Solar Capital Ltd.	$687,140	$899,492
46,169	Star Asia Financial Ltd. (a) (b) (c)	686,146	118,885
		1,373,286	1,018,377
	Motor Vehicle Parts & Accessories (1.89%)
25,000	Honeywell International, Inc.	889,529	1,488,750

	National Commercial Banks (2.02%)
36,800	JPMorgan Chase & Company	774,303	1,591,232

	Paints, Varnishes, Lacquers, Enamels &
	Allied Products (1.13%)
10,000	PPG Industries, Inc. (a)	657,378	887,000

	Perfumes, Cosmetics & Other Toilet
	Preparations (1.88%)
50,000	Avon Products, Inc. (a)	1,596,424	1,485,500

	Petroleum Refining (2.12%)
20,000	Exxon Mobil Corp.	1,337,943	1,669,400

	Pharmaceutical Preparations (7.10%)
30,000	Abbott Laboratories	1,522,047	1,567,500
55,000	Bristol-Myers Squibb Company (a)	1,241,872	1,581,800
20,000	Merck & Company, Inc.	680,994	735,000
80,000	Pfizer, Inc. (a)	1,211,079	1,716,000
		4,655,992	5,600,300
	Plastics Materials, Resins &
	Nonvulcanelastomers (2.27%)
20,000	E.I. du Pont de Nemours and Company (a)	751,716	1,066,000
20,000	Dow Chemical Company (a)	580,754	722,600
		1,332,470	1,788,600
	Radio & TV Communications Equipment (0.74%)
10,000	QUALCOMM, Inc.	383,189	585,900

	Radio Telephone Communications (0.71%)
20,000	Vodafone Group PLC ADR	453,234	560,600

	Real Estate Investment Trust (2.80%)
53,400	Annaly Capital Management, Inc. (a)	922,335	968,142
150,000	MFA Financial, Inc. (a)	1,201,341	1,236,000
		2,123,676	2,204,142
	Refuse Systems (0.74%)
15,000	Waste Management, Inc.	532,823	583,200

	Retail-Variety Stores (1.01%)
16,000	Target Corp.	660,150	792,480

DIVIDEND AND INCOME FUND, INC.	See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS – (UNAUDITED) (Continued)

Shares		Cost	Value
	COMMON STOCK (continued)
	Retail-Women’s Clothing Stores (2.74%)
54,000	Limited Brands, Inc. (a)	$475,950	$2,157,840

	Savings Institution, Federally Chartered (1.02%)
60,000	People’s United Financial, Inc. (a)	826,108	801,000

	Security & Commodity Brokers, Dealers,
	Exchanges & Services (0.69%)
15,000	NYSE Euronext	372,671	546,150

	Semiconductors & Related Devices (2.90%)
40,000	Intel Corp.	796,500	900,400
35,000	Microchip Technology, Inc.	998,144	1,383,550
		1,794,644	2,283,950
	Services-Engineering, Accounting, Research,
	Management (0.41%)
10,000	Paychex, Inc.	309,491	323,000

	Services-Prepackaged Software (0.95%)
30,000	Microsoft Corp.	900,672	750,300

	Surgical & Medical Instruments &
	Apparatus (2.39%)
20,000	3M Company (a)	1,133,436	1,887,600

	Telephone Communications (5.01%)
45,000	AT&T, Inc. (a)	1,672,513	1,420,200
140,000	Frontier Communications Corp. (a)	1,920,849	1,239,000
35,000	Verizon Communications, Inc. (a)	1,206,032	1,292,550
		4,799,394	3,951,750
	Water Transportation (0.44%)
15,000	Nordic American Tankers Limited (a)	448,115	350,400
	Total common stocks	41,012,675	51,073,112
Principal Amount

	CORPORATE BONDS AND NOTES (42.09%)
	Accident & Health Insurance (0.69%)
$500,000	CNO Financial Group, Inc., 9%, 1/15/18 (a)	507,215	542,500

	Basic Industry (1.35%)
1,000,000	WireCo WorldGroup, 9.50%, 5/15/17 (a) (d)	977,856	1,067,500

	Cable & Other Pay Television Services (1.64%)
500,000	CCO Holdings LLC, 7%, 1/15/19 (a)	499,585	513,125
750,000	Mediacom Broadbank LLC, 8.50%, 10/15/15 (a)	758,098	782,812
		1,257,683	1,295,937

See notes to financial statements.	DIVIDEND AND INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS – (UNAUDITED) (Continued)

Principal Amount		Cost	Value
	CORPORATE BONDS AND NOTES (continued)
	Cable Television (1.35%)
$1,000,000	Cequel Communications Holdings I LLC and
	Cequel Capital Corp., 8.625%, 11/15/17 (a) (d)	$1,012,043	$1,067,500

	Cogeneration Services & Small Power
	Producers (0.62%)
450,000	Covanta Holding Corp., 7.25%, 12/1/20 (a)	458,016	485,803

	Converted Paper & Paperboard Products (1.35%)
1,000,000	Appleton Papers, Inc., 10.50%, 6/15/15 (a ) (d)	996,520	1,065,000

	Crude Petroleum & Natural Gas (0.34%)
250,000	Plains Exploration & Productions Company, 7.625%, 6/1/18 (a)	250,730	266,875

	Drawing & Insulating of Nonferrous Wire (0.66%)
500,000	Belden, Inc., 7%, 3/15/17 (a)	482,274	518,750

	Drilling Oil & Gas Wells (0.70%)
500,000	Offshore Group Investments Ltd., 11.50%, 8/1/15 (d)	500,939	553,750

	Electric Services (1.63%)
650,000	Edison Mission Energy, 7.00%, 5/15/17 (a)	650,927	541,125
745,589	Elwood Energy LLC, 8.159%, 7/5/26 (a)	789,458	741,861
		1,440,385	1,282,986
	Fats & Oils (0.69%)
500,000	Darling International Inc., 8.50%, 12/15/18 (a)	520,288	547,500

	Gaming (0.51%)
360,000	Yonkers Racing Corp., 11.375%, 7/15/16 (a) (d)	358,686	398,250

	Hospital & Medical Service Plans (0.33%)
250,000	Health Net, Inc., 6.375%, 6/1/17 (a)	234,918	263,438

	Hotels & Motels (0.85%)
700,000	MTR Gaming Group, Inc., 9%, 6/1/12 (a)	701,765	670,250

	Ice Cream & Frozen Desserts (0.69%)
500,000	Dean Foods Company, 9.75%, 12/15/18 (a)	505,346	541,250

	Machinery (0.79%)
600,000	Cleaver-Brooks, Inc., 12.25%, 5/1/16 (a) (d)	603,506	627,000

	Machine Tools, Metal Cutting Types (0.57%)
425,000	Thermadyne Holdings Corp., 9%, 12/15/17 (a) (d)	427,808	453,687

	Metal & Mining (0.41%)
300,000	Atkore International Inc., 9.875%, 1/1/18 (a)	306,177	327,000

DIVIDEND AND INCOME FUND, INC.	See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS – (UNAUDITED) (Continued)

Principal Amount		Cost	Value
	CORPORATE BONDS AND NOTES (continued)
	Metal Forgings & Stampings (0.24%)
$170,000	Trimas Corp., 9.75%, 12/15/17 (a) (d)	$166,990	$189,763

	Miscellaneous Business Credit Institution (0.71%)
500,000	PHH Corp., 9.25%, 3/1/16 (d)	506,649	558,750

	Miscellaneous Electrical Machinery,
	Equipment & Supplies (0.42%)
55,000	Exide Technologies, 8.625%, 2/1/18 (a)	55,000	58,713
240,000	Spectrum Brands Holdings, Inc., 9.50%, 6/15/18 (a) (d)	245,020	269,400
		300,020	328,113
	Mortgage Banks (0.70%)
500,000	Provident Funding Associates, 10.25%, 4/15/17 (a) (d)	500,000	555,000

	Motor Vehicle Parts & Accessories (0.65%)
460,000	Tower Automotive Holdings USA LLC, 10.625%, 9/1/17 (a) (d)	466,872	511,750

	Natural Gas Transmission (1.84%)
500,000	Energy Transfer Equity LP, 7.50%, 10/15/20 (a)	514,473	547,500
500,000	Niska Gas Storage US LLC, 8.875%, 3/15/18 (a) (d)	510,907	540,000
350,000	Southern Star Central Corp., 6.75%, 3/1/16 (a)	323,955	359,625
		1,349,335	1,447,125
	Oil & Gas Equipment & Services (1.05%)
780,000	Complete Production Services, Inc., 8%, 12/15/16 (a)	791,366	824,850

	Oil & Gas Field Exploration Services (0.67%)
500,000	CGG-Veritas, 7.75%, 5/15/17 (a)	511,595	527,500

	Paper Mills (1.05%)
750,000	ABI Escrow Corp., 10.25%, 10/15/18 (a) (d)	756,756	829,687

	Paper & Allied Products (0.68%)
500,000	Cascades, Inc., 7.75%, 12/15/17 (a)	490,948	532,500

	Paper & Forest Products (0.37%)
250,000	PE Paper Escrow, 12%, 8/1/14 (a) (d)	241,248	288,284

	Personal Credit Institutions (1.02%)
740,000	Credit Acceptance Corp., 9.125%, 2/1/17 (a) (d)	759,323	806,600

	Petroleum Refining (0.66%)
272,000	Coffeyville Resources LLC, 9%, 4/1/15 (a) (d)	275,767	296,480
200,000	Coffeyville Resources LLC, 10.875%, 4/1/17 (a) (d)	199,239	228,000
		475,006	524,480
	Pharmaceutical Preparations (1.34%)
1,000,000	Patheon, Inc., 8.625%, 4/15/17 (a) (d)	1,024,394	1,052,500

See notes to financial statements.	DIVIDEND AND INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS – (UNAUDITED) (Continued)

Principal Amount		Cost	Value
	CORPORATE BONDS AND NOTES (continued)
	Radio Broadcasting Stations (0.21%)
$150,000	Citadel Broadcasting Corp., 7.75%, 12/15/18 (a)	$152,866	$162,938

	Radio & TV Broadcasting & Communications
	Equipment (0.67%)
500,000	CommScope, Inc., 8.25%, 1/15/19 (a)	511,181	526,250

	Retail-Convenience Stores (0.69%)
500,000	Susser Holdings LLC, 8.50%, 5/15/16 (a)	507,755	542,500

	Retail-Miscellaneous Retail (0.32%)
250,000	Ferrellgas Partners, L.P., 6.50%, 5/1/21 (a)	245,123	250,313

	Rolling Drawing & Extruding of Nonferrous
	Metals (0.69%)
500,000	Novelis, Inc., 8.375%, 12/15/17	506,151	547,500

	Security Brokers, Dealer & Flotation
	Companies (0.87%)
750,000	Penson Worldwide, Inc., 12.50%, 5/15/17 (a) (d)	758,922	686,250

	Semiconductors & Related Devices (0.33%)
250,000	Advanced Micro Devices, 7.75%, 8/1/20 (a)	258,507	263,750

	Services-Business Services, NEC (0.68%)
500,000	DynCorp International, Inc., 10.375%, 7/1/17 (a) (d)	502,037	532,500

	Services-Computer Integrated Systems
	Design (0.56%)
400,000	Scientific Games International, inc., 9.25%, 6/15/19 (a)	431,052	442,000

	Services-Equipment Rental & Leasing, NEC (0.72%)
500,000	Aircastle Ltd., 9.75%, 8/1/18 (a)	503,145	566,250

	Services-Miscellaneous Amusement &
	Recreation (1.04%)
750,000	Cedar Fair L.P., 9.125%, 8/1/18 (d)	753,851	822,187

	Services-Miscellaneous Equipment Rental
	& Leasing (0.90%)
675,000	H&E Equipment Services, Inc., 8.375%, 7/15/16 (a)	681,015	712,125

	Services-Miscellaneous Repair Services (0.63%)
500,000	Aquilex Holdings LLC, 11.125%, 12/15/16 (a)	496,122	495,000

	Services-Motion Picture Theaters (0.13%)
95,000	Regal Entertainment Group, 9.125%, 8/15/18 (a)	96,201	101,413

DIVIDEND AND INCOME FUND, INC.	See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS – (UNAUDITED) (Continued)

Principal Amount		Cost	Value
	CORPORATE BONDS AND NOTES (continued)
	Steel Works, Blast Furnaces & Rolling &
	Finishing Mills (1.10%)
$840,000	Gibraltar Industries, Inc., 8%, 12/1/15 (a)	$841,007	$867,300

	Telephone Communications (1.92%)
1,000,000	Cincinnati Bell, Inc., 8.75%, 3/15/18 (a)	1,008,911	970,000
500,000	Equinix, Inc., 8.125%, 3/1/18 (a)	509,755	542,500
		1,518,666	1,512,500
	Textiles, Apparel & Luxury Goods (0.07%)
50,000	Empire Today LLC, 11.375%, 2/1/17 (a)	49,474	53,500

	Transportation (0.53%)
400,000	Marquette Transportation Company, 10.875%, 1/15/17 (d)	401,650	416,000

	Utilities (0.57%)
400,000	North American Energy Alliance LLC, 10.875%, 6/1/16 (a) (d)	409,604	452,000

	Water Transportation (2.10%)
679,000	American Petroleum Tankers LLC, 10.25%, 5/1/15 (d)	667,627	724,832
900,000	Hornbeck Offshore Services, Inc., 8%, 9/1/17 (a)	907,142	927,000
		1,574,769	1,651,832
	Wholesale-Electronic Parts &
	Equipment, NEC (0.41%)
300,000	Brightstar Corp., 9.50%, 12/1/16 (a) (d)	300,000	322,500

	Wholesale-Petroleum & Petroleum Products (0.38%)
275,000	Crosstex Energy LP, 8.875%, 2/15/18 (a)	275,579	299,750

	Total corporate bonds and notes	31,657,334	33,178,236
Shares
	INVESTMENT COMPANIES (4.45%)
110,000	Apollo Investment Corporation (a)	1,274,509	1,255,100
40,000	Horizon Technology Finance Corporation	621,453	634,000
65,000	SPDR KBW Bank	871,731	1,621,750

	Total investment companies	2,767,693	3,510,850

	MASTER LIMITED PARTNERSHIPS (3.41%)
	Natural Gas Transmission
39,000	Energy Transfer Partners LP	2,014,654	1,852,890
20,000	Enterprise Products Partners LP	374,214	832,800

	Total master limited partnerships	2,388,868	2,685,690

See notes to financial statements.	DIVIDEND AND INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS – (UNAUDITED) (Continued)

Shares		Cost	Value
	PREFERRED STOCK (0.01%)
80,000	Solar Cayman Ltd. (a) (b) (c) (d)	$568,802	$2,000

	Total investments (114.74%)	$78,395,372	90,449,888

	Liabilities in excess of other assets (-14.74%)		(11,618,040)

	Net assets (100%)		$78,831,848

(a)	Fully or partially pledged as collateral on bank credit facility.
(b)	Non-income producing.
(c)	Illiquid and/or restricted security that has been fair valued.
(d)
These securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SPDR	Standard & Poor’s Depositary Receipt

DIVIDEND AND INCOME FUND, INC.	See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES		STATEMENT OF OPERATIONS
May 31, 2011 (Unaudited)		Six Months Ended May 31, 2011 (Unaudited)

ASSETS		INVESTMENT INCOME
Investments, at value (cost: $78,395,372)	$90,449,888	Interest	$1,584,735
Receivables		Dividends	1,235,700
Securities sold	981,389	Total investment income	2,820,435
Interest	824,369
Dividends	175,333	EXPENSES
Other assets	4,034	Investment management	449,447
Total assets	92,435,013	Interest and fees on bank credit facility	103,393
		Legal	95,700
LIABILITIES		Exchange listing and registration	47,381
Bank line of credit	13,300,351	Bookkeeping, pricing, and administration	45,797
Payables		Administrative services	23,293
Accrued expenses	210,035	Shareholder communications	21,560
Investment management	74,499	Custodian	17,298
Administrative services	18,280	Transfer agent	16,287
Total liabilities	13,603,165	Directors	16,035
		Auditing	10,983
NET ASSETS	$78,831,848	Other	6,156
		Total expenses	853,330
NET ASSET VALUE PER SHARE		Less investment management fee waived	(16,005)
(applicable to 16,905,965 shares		Net expenses	837,325
outstanding: 100,000,000 shares of $.01
par value authorized)	$4.66	Net investment income	1,983,110

NET ASSETS CONSIST OF		REALIZED AND UNREALIZED GAIN (LOSS)
Paid in capital	$141,576,668	Net realized gain (loss)
Distributions in excess of net investment		Investments	545,915
Income	(1,465,707)	Options written	(414,490)
Accumulated net realized loss on		Net unrealized appreciation (depreciation)
investments and options written	(73,333,629)	Investments	6,941,594
Net unrealized appreciation on		Options written	(97,930)
Investments	12,054,516	Net realized and unrealized gain	6,975,089
	$78,831,848	Net change in net assets
		resulting from operations	$8,958,199

See notes to financial statements.	DIVIDEND AND INCOME FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
(Unaudited)
	Six Months Ended May 31, 2011	Year Ended November 30, 2010
OPERATIONS
Net investment income	$1,983,110	$3,387,923
Net realized gain on investments and options written	131,425	2,802,445
Change in net unrealized appreciation on investments and options written	6,843,664	3,177,103

Net increase in net assets resulting from operations	8,958,199	9,367,471

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(2,114,535)	(5,931,679)
Tax return of capital	(1,334,282)	(965,955)

Total dividends and distributions to shareholders	(3,448,817)	(6,897,634)

Total increase in net assets	5,509,382	2,469,837

NET ASSETS
Beginning of period	73,322,466	70,852,629

End of period	$78,831,848	$73,322,466

End of period net assets include distributions in excess of net investment income	$(1,465,707)	$—

DIVIDEND AND INCOME FUND, INC.	See notes to financial statements.

STATEMENT OF CASH FLOWS
For the Six Months Ended May 31, 2011 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$8,958,199
Adjustments to reconcile change in net assets resulting from operations to net cash provided by (used in) operating activities:
Proceeds from sale of long term investments	18,291,007
Purchase of long term investments	(8,873,980)
Net sales of short term investments	207,628
Unrealized appreciation of investments and options written	(6,843,664)
Net realized gain on sales of investments and options written	(131,425)
Amortization of premium net of accretion of discount of investments	14,435
Increase in receivable for investments sold	(748,012)
Increase in interest receivable	(32,384)
Decrease in dividends receivable	37,965
Decrease in other assets	18,540
Decrease in payable for investments purchased	(733,594)
Decrease in accrued expenses payable	(43,299)
Increase in investment management fee payable	8,770
Increase in administrative services payable	18,280

Net cash provided by operating activities	10,148,466

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of bank line of credit	(6,699,649)
Cash distributions paid	(3,448,817)

Net cash used in financing activities	(10,148,466)

Net change in cash	—

CASH
Beginning of period	—
End of period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest and fees on bank credit facility	$103,679

See notes to financial statements.	DIVIDEND AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS - MAY 31, 2011 (UNAUDITED)

1. Organization and Significant Accounting Policies

Dividend and Income Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Act”), is a closed end management investment company whose shares are listed on the New York Stock Exchange under the ticker symbol DNI.  The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.  The Fund retains Bexil Advisers LLC as its Investment Manager.

The Investment Manager assumed the role of investment manager for the Fund effective February 1, 2011 from Chartwell Investment Partners, LP (“CIP”). In this connection, effective February 14, 2011, the Fund changed its name to Dividend and Income Fund, Inc. from Chartwell Dividend and Income Fund, Inc.

The following is a summary of the Fund’s significant accounting policies:

Security Valuation –  Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade.  Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price.  Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded.  If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used.  Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Certain of the securities in which the Fund may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities.  Bonds may be valued according to prices quoted by a bond dealer that offers pricing services.  Open end investment companies are valued at their net asset value.  Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund’s Board of Directors.  Due to the inherent uncertainty of valuation, these values may differ from the value that would have been used had a readily available market for the securities existed.  These differences in valuation could be material.  A security’s valuation may differ depending on the method used for determining value.  The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies (the “Acquired Funds”) in accordance with the Act and related rules.  Shareholders in the Fund bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds.  The fees and expenses of the Acquired Funds are reflected in the Fund’s total returns.

Option Transactions – The Fund may write (i.e. sell) covered call options on securities or on indexes. The Fund writes covered call options to attempt to enhance returns through price changes of the option, increase income, hedge to reduce overall portfolio risk, and hedge to reduce individual security risk. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the option.

DIVIDEND AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS – (UNAUDITED) (Continued)

Investments in Real Estate Investment Trusts (“REITs”) – Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available.  Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains.  The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis.  Amortization of premium and accretion of discount on debt securities are included in interest income.  Dividend income is recorded on the ex-dividend date.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by the Fund are charged to the Fund.  Expenses deemed by the Investment Manager to have been incurred jointly by the Fund and one or more of the other investment companies for which the Investment Manager and its affiliates serve as investment manager (the “Fund Complex”) or other entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

Expense Reduction Arrangement – Through arrangements with the Fund’s custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. No credits were realized by the Fund during the period covered by this report.

Distributions to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to its shareholders substantially all of its taxable income and net realized gains.  Foreign securities held by the Fund may be subject to foreign taxation.  Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.  The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2007-2009) or expected to be taken in the Fund’s 2010 tax returns.

Use of Estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”), management makes estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Fees and Transactions with Related Parties

The Fund retains the Investment Manager pursuant to an Investment Management Agreement (“IMA”) effective February 1, 2011.  Under the terms of the IMA, the Investment Manager receives a fee payable monthly for investment advisory services at an annual rate of 0.95% of the Fund’s Managed Assets. “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt, and the aggregate liquidation preference of any outstanding preferred stock. The Investment Manager has contractually agreed to waive up to 10 basis points annually of the fees payable to it under the IMA to the extent that the ratio stated as a percentage of the Fund’s

DIVIDEND AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS – (UNAUDITED) (Continued)

direct operating expenses (the Fund’s total operating expenses (excluding commercial paper fees and interest expense, borrowing interest and fees, brokerage commissions, taxes, fees and expense of investing in other investment companies, and extraordinary expenses)) to the Fund’s Managed Assets exceeds 1.58%. The fee waiver agreement commenced February 1, 2011 and, unless sooner amended or terminated with the approval of the Fund’s Board of Directors, shall continue in effect for two years, or if sooner, upon termination of the IMA. As of May 31, 2011, the annualized ratio of the Fund’s direct operating expenses to Managed Assets was 1.55%.

Pursuant to the IMA, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services.  For the period February 1, 2011 through May 31, 2011, the Fund incurred total administrative cost of $23,293, comprised of $14,968 and $8,325 for compliance and accounting services, respectively.

Certain officers and directors of the Fund are officers and managers of the Investment Manager.

Prior to February 1, 2011, CIP voluntarily agreed to limit the investment management fee paid to it by the Fund to 0.85% of the Fund’s Managed Assets. The fee waived by CIP for the period December 1, 2010 through January 31, 2011 was $16,005.

Prior to February 1, 2011, the Fund incurred legal expenses of $60,054 for services provided by its former legal counsel for the period December 1, 2010 through January 31, 2011. A partner of the firm that had served as legal counsel served as secretary of the Fund.

3. Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid to shareholders for the year ended November 30, 2010 in the amount of $6,897,634 was comprised of ordinary income of $5,931,679 and a return of capital of $965,955.

The Fund paid distributions totaling $3,448,817 for the six months ended May 31, 2011.  The classification of these distributions for federal income tax purposes will be determined after the Fund’s fiscal year ending November 30, 2011.

As of November 30, 2010, the components of distributable earnings on a tax basis were as follows:

Capital loss carryovers	$(68,614,292)
Unrealized net appreciation on
investments and options written	360,085
Other temporary differences	5
$(68,254,202)

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

GAAP requires certain components of net assets to be classified differently for financial reporting than for tax reporting purposes. These differences have no effect on net assets or net asset value per share. These differences, which may result in distribution reclassifications, are primarily due to differences in treatment of gain from the sale of interests in master limited partnerships, return of capital, and the expiration of capital loss carryovers. As of November 30, 2010, the Fund recorded the following financial reporting adjustments to increase (decrease) the identified accounts to reflect those differences.

DIVIDEND AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS – (UNAUDITED) (Continued)

Undistributed	Accumulated Net Realized Loss on	Paid In
Net Investment Income	Investments and Options Written	Capital
$2,787,860	$27,656,560	$(30,444,420)

As of November 30, 2010, the Fund had a net capital loss carryover of $68,614,292, of which $771,608, $103,382, $16,849,903, and $50,889,399 expires in fiscal year 2011, 2014, 2016, and 2017, respectively, that may be used to offset future realized capital gains for federal income tax purposes.

4. Fair Value Measurements

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

●	Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.
●
Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability  which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default  rates, and similar data.

●	Level 3 – unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock). Securities traded on a national securities exchange or reported on the Nasdaq national market generally are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Preferred stock and other equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Corporate bonds. The fair value of corporate bonds is estimated using various techniques which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although most corporate bonds may be categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

DIVIDEND AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS – (UNAUDITED) (Continued)

Restricted and/or illiquid securities. Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund’s Board of Directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

Derivative instruments. Exchange traded derivatives, such as equity option contracts, may be valued based on quoted prices from the exchange and may be categorized in level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2011 in valuing the Fund’s assets carried at fair value. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

	Level 1	Level 2	Level 3	Total
Assets
Investments, at value
Common stock	$50,954,227	$–	$118,885	$51,073,112
Corporate bonds and notes	–	33,178,236	–	33,178,236
Investment companies	3,510,850	–	–	3,510,850
Master limited partnerships	2,685,690	–	–	2,685,690
Preferred stock	–	–	2,000	2,000
Total investments, at value	$57,150,767	$33,178,236	$120,885	$90,449,888

There were no transfers between level 1 and level 2 during the six months ended May 31, 2011.

The following is a reconciliation of level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stock	Preferred Stock	Corporate Bonds and Notes	Total
Balance at November 30, 2010	$200,256	$26,400	$950,000	$1,176,656
Proceeds from sales	(12,900)	–	(960,000)	(972,900)
Realized loss	(71,904)	–	(40,000)	(111,904)
Change in unrealized appreciation
(depreciation)	3,433	(24,400)	50,000	29,033
Transfers in or out of level 3	–	–	–	–
Balance at May 31, 2011	$118,885	$2,000	$–	$120,885

5. Investment Transactions

Purchases and proceeds from sales/repayments/maturities of investment securities, excluding short term investments, aggregated $8,873,980 and $18,291,007, respectively, for the six months ended May 31, 2011. At May 31, 2011, for federal income tax purposes the aggregate cost of securities was $78,395,372 and net unrealized appreciation was $12,054,516, comprised of gross unrealized appreciation of $15,143,657 and gross unrealized depreciation of $3,089,141.

DIVIDEND AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS – (UNAUDITED) (Continued)

Transactions in call options written for the six months ended May 31, 2011 are summarized as follows:

	Number of
	Contracts	Premiums
Options outstanding at November 30, 2010	2,179	$283,282
Options written	4,384	1,002,656
Options expired	(3,618)	(371,637)
Options exercised	(1,995)	(367,301)
Options closed	(950)	(547,000)

Options outstanding at May 31, 2011	–	$–

Transactions in derivative instruments during the six months ended May 31, 2011 by the Fund are recorded in the following locations in the Statement of Operations:

Type of Derivative	Location	Realized Gain (Loss)	Location	Change in Unrealized Gain (Loss)
Equity call	Net realized gain (loss) -		Net unrealized appreciation
options written	options written	$(414,490)	(depreciation) - options written	$(97,930)

6. Illiquid and Restricted Securities

The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note 4, Fair Value Measurements. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned at May 31, 2011 were as follows:

Security	Acquisition Date	Cost	Value
Star Asia Financial Ltd.	2/22/07	$686,146	$118,885
Solar Cayman Ltd.	3/07/07	568,802	2,000
Total		$1,254,948	$120,885

Percent of net assets		1.59%	0.15%

7. Bank Credit Facility

Effective April, 1, 2011, the Fund and the other funds in the Fund Complex (the “Borrowers”) entered into a committed secured line of credit facility, which is subject to annual renewal, with State Street Bank and Trust Company (“SSB”), the Fund’s custodian.  The aggregate amount of the credit facility is $30,000,000. The borrowing of each Borrower is collateralized by the underlying investments of such Borrower. SSB will make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower the least of 30% of the total net assets (as defined in the line of credit facility) of a Borrower, the maximum amount permitted pursuant to each Borrower’s investment policies, or as permitted under the Act. The commitment fee on this facility is 0.15% per annum on the unused portion of the commitment, based on a 360 day year. All loans under this facility will be available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 1.10% per annum, calculated on the basis of actual days elapsed for a 360 day year.  Prior to April 1, 2011, the Fund had a $25,000,000 line of credit with a bank collateralized by all assets held by the Fund with a variable interest rate equal to 1-month LIBOR Market Index Rate plus 0.90% per annum and an annual commitment fee of 0.10% on the unused balance.

DIVIDEND AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS – (UNAUDITED) (Continued)

The outstanding loan balance and the value of eligible collateral investments at May 31, 2011, and the weighted average interest rate and average daily amount outstanding under the credit facility for the six months ended May 31, 2011 were as follows:

Outstanding balance at May 31, 2011	$13,300,351
Value of eligible collateral	$47,612,830
Average daily amount outstanding	$17,790,975
Weighted average interest rate	1.18%

8. Capital Stock

At May 31, 2011, there were 16,905,965 shares of $.01 par value common stock outstanding (100,000,000 shares authorized).  There were no transactions in capital stock for the six months ended May 31, 2011 and year ended November 30, 2010, respectively.

9. Market and Credit Risks

The Fund may invest in below investment grade fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) and/or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”). Investments in these below investment grade securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities. The relative illiquidity of some of these securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

10. Financial Instruments with Off-Balance Sheet Risks

Writing option contracts results in off-balance sheet risk as the Fund’s ultimate obligation to satisfy terms of the contract may exceed the amount recognized in the Statement of Assets and Liabilities.

11. Contingencies

The Fund indemnifies its officers and directors from certain liabilities that might arise from their performance of their duties for the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

12. Share Repurchase Program

In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase its shares in the open market at the discretion of the Board of Directors and upon such terms as the Board shall determine.  During the six months ended May 31, 2011 and the year ended November 30, 2010, the Fund did not repurchase any of its shares.

13. Change in Independent Registered Public Accounting Firm

Ernst & Young (“E&Y”), 2001 Market Street, Philadelphia, Pennsylvania 19103, an independent registered public accounting firm, was the independent registered public accounting firm for the Fund for the fiscal year ended November 30, 2010. Pursuant to meetings held on March 8, 2011, the Audit Committee and the Board of Directors of the Fund engaged Tait, Weller & Baker LLP, 1818 Market Street, Philadelphia, Pennsylvania 19103, to replace E&Y as the independent registered public accounting firm for the Fund for the fiscal year commencing December 1, 2010.

DIVIDEND AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS – (UNAUDITED) (Concluded)

The reports of the financial statements previously issued by E&Y for the Fund for the fiscal years ended November 30, 2010 and November 30, 2009 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. For the fiscal years ended November 30, 2010 and November 30, 2009 through the date of the auditor change, there were no disagreements between the Fund and E&Y on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with the issuance of E&Ys’ reports on the financial statements of such periods.

14. Subsequent Events

The Fund has evaluated subsequent events through the date the financial statements were issued and determined that no subsequent events have occurred that require additional disclosure in the financial statements. However, the following are details relating to subsequent events that occurred since May 31, 2011.

On June 1, 2011, the Fund declared a monthly distribution of $0.034 per share payable on June 30, 2011 to shareholders of record on June 15, 2011.

At a meeting of the Fund’s Board of Directors held on June 8, 2011, the Board approved amended terms and conditions to the Fund’s dividend reinvestment plan. (A copy of the 2011 Amended Dividend Reinvestment Plan has been included in this semi-annual report in the section entitled “Additional Information.”)

On June 30, 2011, the Fund announced that the Board of Directors of the Fund approved the filing of a registration statement for a non-transferable rights offering by the Fund to its shareholders. On July 15, 2011, the Fund announced that it had filed a preliminary registration statement with the U.S. Securities and Exchange Commission (“SEC”) for a potential non-transferable rights offering by the Fund to its shareholders. The preliminary registration statement contemplates that the Fund will issue to shareholders of record on the record date one non-transferable right for each share of common stock of the Fund owned on the record date rounded up to the nearest number of rights evenly divisible by three. The preliminary filing provides that shareholders may acquire one new share of common stock for each three rights held (with the right to subscribe for additional shares pursuant to an over-subscription privilege) at a subscription price per share equal to 95% of the lower of the net asset value per share of the Fund's common stock at the close of business on the expiration date of the rights offering or the average of the volume weighted average sales price of a share of the Fund's common stock on the New York Stock Exchange on such date and the four preceding trading days. The Fund will determine and announce the record date, subscription period, expiration date, and final pricing and other aspects of the rights offering at a later date, and the Board of Directors of the Fund reserves the right to delay or cancel the rights offering.  This disclosure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. The offer and sale of any securities will be made only by means of a prospectus and only after the registration statement filed with the SEC has been declared effective. The information in this disclosure is not complete and is subject to change.

On July 1, 2011, the Fund announced that the Board of Directors of the Fund approved changing the Fund’s distribution schedule to quarterly distributions, effective with the quarter beginning July 1, 2011, in order to accommodate the complexities of stock transfer recordkeeping and other matters in connection with the proposed rights offering, as well as to seek economic and administrative efficiencies. The Fund currently anticipates that, subject to actual declaration, the next dividend would be for shareholders of record on September 15, 2011 and paid on September 30, 2011.

Effective July 1, 2011, IST Shareholder Services replaced BNY Mellon Corporation as the Fund’s transfer  and dividend disbursing agent.

DIVIDEND AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS – (UNAUDITED)

		Year Ended November 30,
	Six Months Ended May 31, 2011	2010	2009	2008	2007	2006
Per Share Operating Performance
(for a share outstanding throughout
each period)
Net asset value, beginning of period	$4.34	$4.19	$3.67	$8.16	$9.55	$8.65
Income from investment operations:
Net investment income (1)	.13	.20	.21	.56	.80	.63
Net realized and unrealized gain (loss) on
investments	.40	.36	.72	(4.19)	(1.30)	1.20
Total income from investment operations	.53	.56	.93	(3.63)	(.50)	1.83

Less distributions:
Net investment income	(.12)	(.35)	(.39)	(.59)	(.84)	(.93)
Tax return of capital	(.09)	(.06)	(.02)	(.27)	(.05)	—
Total distributions	(.21)	(.41)	(.41)	(.86)	(.89)	(.93)

Net asset value, end of period	$4.66	$4.34	$4.19	$3.67	$8.16	$9.55

Market value, end of period	$4.43	$4.23	$3.65	$2.60	$7.35	$9.78

Total Return (2)
Based on net asset value	12.48%	14.55%	29.42%	(47.75)%	(6.05)%	22.51%

Based on market price	9.71%	28.17%	59.14%	(58.90)%	(17.19)%	0.36%

Ratios/Supplemental Data (3)
Net assets, end of period (000’s omitted)	$78,832	$73,322	$70,853	$62,022	$137,953	$160,613

Ratios to average net assets of:
Total expenses (4)	2.21%*	2.63%	3.01%	3.62%	3.75%	3.69%
Net expenses (5)	2.17%*	2.50%	2.89%	3.47%	3.62%	3.55%
Net expenses excluding interest
expense and fees on bank credit facility	1.90%*	—	—	—	—	—
Total expenses excluding commercial
paper interest expense and fees (6)	N/A	2.20%	2.03%	1.91%	1.70%	1.71%
Net expenses excluding commercial
paper interest expense and fees (6)	N/A	2.07%	1.91%	1.76%	1.56%	1.57%
Commercial paper interest expense and fees (6)	N/A	0.43%	0.98%	1.71%	2.06%	1.98%
Net investment income	5.15%*	4.73%	5.43%	8.62%	8.52%	6.96%

Portfolio turnover rate	10%	51%	73%	54%	74%	96%

Leverage analysis:
Outstanding loan balance under the bank credit
facility, end of period (000’s omitted)	$13,300	$20,000	N/A	N/A	N/A	N/A
Aggregate amount of commercial paper
outstanding at end of period (000’s omitted) (5)	N/A	N/A	$10,000	$10,000	$55,000	$55,000
Average daily balance of amortized cost of
commercial paper outstanding (000’s omitted) (6)	N/A	N/A	$9,960	$47,921	$54,790	$54,659
Asset coverage per $1,000, end of period (6)	N/A	N/A	$7,425	$15,880	$3,903	$3,980

DIVIDEND AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS – (UNAUDITED) (Concluded)

(1) The per share amounts were calculated using the average number of common shares outstanding during the period.

(2) Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(3) Expenses and income ratios do not include expenses incurred by the Acquired Funds in which the Fund invests.

(4) “Total expenses” are the expenses of the Fund as presented in the Statement of Operations before fee waivers.

(5) “Net expenses” are the expenses of the Fund presented in the Statement of Operations after fee waivers.

(6) Effective April 26, 2010, the Fund replaced its commercial paper program with a bank line of credit facility.

* Annualized.

N/A  means not applicable.

See notes to financial statements.	DIVIDEND AND INCOME FUND, INC.

The additional information below and on the following pages is supplemental and not part of the unaudited financial statements of the Fund.

BOARD OF DIRECTORS’ ANNUAL APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT

The investment management agreement (the “Agreement”) between Dividend and Income Fund, Inc. (the “Fund”) and the investment manager, Bexil Advisers LLC (the “Investment Manager”), generally provides that the Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Directors of the Fund who are not parties to the Agreement, or interested persons of any such party and (ii) by the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund.

In considering the annual approval of the Agreement, the Board of Directors considered all relevant factors, including, among other things, information that had been provided at other Board meetings, as well as information furnished to the Board for the meeting held in March 2011 to specifically consider the continuance of the Agreement.  Such information included, among other things, the following:  information comparing the management fees of the Fund with those of comparable funds; information regarding Fund investment performance in comparison to a relevant peer group of funds; the economic outlook and the general investment outlook in relevant investment markets; the Investment Manager’s results and financial condition and the overall organization of the Investment Manager; the allocation of brokerage and the benefits received by the Investment Manager as a result of brokerage allocation; the Investment Manager’s trading practices, including soft dollars; the Investment Manager’s management of relationships with custodians, transfer agents, pricing agents, brokers, and other service providers; the resources devoted to the Investment Manager’s compliance efforts undertaken on behalf of the Fund and the record of compliance with the compliance programs of the Fund and the Investment Manager, and their relevant affiliates; the quality, nature, cost, and character of the administrative and other non-investment management services provided by the Investment Manager and its affiliates; the terms of the Agreement; the Investment Manager’s gifts and entertainment log; and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.  The Board of Directors concluded that the Investment Manager is using soft dollars for the benefit of the Fund and its shareholders.  The directors further concluded that the Investment Manager is using the Fund’s assets for the benefit of the Fund and its shareholders and is operating in the best interests of the Fund.

The Board of Directors also considered the nature, extent, and quality of the management services provided by the Investment Manager.  In so doing, the Board considered the Investment Manager’s management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the Agreement.  The Board also took into account the time and attention to be devoted by management to the Fund.  The Board evaluated the level of skill required to manage the Fund and concluded that the human resources available at the Investment Manager were appropriate to fulfill effectively its duties on behalf of the Fund.  The directors also noted that the employees of the Investment Manager are also employees of affiliates of the Investment Manager which have managed funds for several years and indicated their belief that a long term relationship with capable, conscientious personnel is in the best interests of the Fund.

The Board then received information concerning the investment philosophy and investment process applied by the Investment Manager in managing the Fund.  In this regard, the Board considered the Investment Manager’s in-house research capabilities as well as other resources available to the Investment Manager’s personnel, including research services that may be available to the Investment Manager as a result of securities transactions effected for the Fund. The Board concluded that the Investment Manager’s investment process, research capabilities, and philosophy were well suited to the Fund, given the Fund’s investment objectives and policies.

DIVIDEND AND INCOME FUND, INC.	Additional Information

In their review of comparative information with respect to Fund investment performance, the Board received comparative information, comparing the Fund’s performance to that of others.  After reviewing this information, the Board concluded that the Fund has performed within a range that the Board deemed competitive. With respect to their review of the fee payable under the Agreement, the Board considered information comparing the Fund’s management fee and expense ratio to those of comparable funds.  The Board noted that economies of scale may develop for the Fund as its assets increase and fund level expenses decline as a percentage of assets, but that fund level economies of scale may not necessarily result in investment manager level economies of scale.  This information assisted the Board in concluding that the fee paid by the Fund is within the range of those paid by comparable funds within the fund industry.  Further, the Board concluded that the Investment Manager’s fee bears a reasonable relationship to the services rendered and has been the product of arm’s length bargaining.

In reviewing the information regarding the expense ratio of the Fund, the Board concluded that although the Fund’s expense ratio is within a higher range, excluding extraordinary expenses, it is competitive with comparable funds in light of the quality of services received and assets managed.

In addition to the factors mentioned above, the Board reviewed the level of the Investment Manager’s profits in providing investment management and related services for the Fund.  The Board considered the fiduciary duty assumed by the Investment Manager in connection with the services rendered to the Fund and the business reputation of the Investment Manager and its financial resources. The Board also considered information regarding the character and amount of other incidental benefits received by the Investment Manager and its affiliates from their association with the Fund.  The Board concluded that potential “fall-out” benefits that the Investment Manager and its affiliates may receive, such as greater name recognition, affiliated brokerage commissions, or increased ability to obtain research services, appear to be reasonable, and may, in some cases, benefit the Fund.  The Board concluded that in light of the services rendered, the profits realized by the Investment Manager are not unreasonable.

The Board considered all relevant factors and did not consider any single factor as controlling in determining whether or not to renew the Agreement.  In assessing the information provided by the Investment Manager and its affiliates, the Board also noted that they were taking into consideration the benefits to shareholders of investing in a fund that is part of a fund complex which provides a variety of shareholder services.

Based on their consideration of the foregoing factors and conclusions, and such other factors and conclusions as they deemed relevant, and assisted by counsel, the Board concluded that the approval of the Agreement, including the fee structure, is in the best interests of the Fund.

Additional Information	DIVIDEND AND INCOME FUND, INC.

INVESTMENT OBJECTIVES AND POLICIES

The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The investment objectives of the Fund are fundamental policies that may not be changed without a vote of a majority of the Fund's outstanding voting securities. The Fund is also subject to certain investment restrictions, set forth in its Statement of Additional Information, that are fundamental and cannot be changed without such vote.  A majority of the outstanding voting securities of the Fund is defined under the Act as the lesser of: (i) 67% or more of the Fund's shares present at a meeting if more than 50% of the outstanding shares of the Fund are present and represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund.  All other investment strategies, policies, and restrictions described are not fundamental and may be changed by the Board of Directors without shareholder approval except as required by law.

PROXY VOTING

The Fund’s Proxy Voting Guidelines, as well as its voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-785-0400, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.DividendandIncomeFund.com.

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available on its website at www.DividendandIncomeFund.com.

DIVIDENDANDINCOMEFUND.COM

Visit us on the web at www.DividendandIncomeFund.com.  The site provides information about the Fund, including market performance, net asset value, distributions, press releases, and shareholder reports.  For further information, please email us at info@DividendandIncomeFund.com.

MANAGED DISTRIBUTIONS

The Board’s current policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains, and to the extent necessary, paid in capital. The Fund is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal year on the aggregate gains and losses realized by the Fund and, to a lesser extent, other factors. Therefore, the exact amount of distributable income can only be determined as of the end of the Fund’s fiscal year. Under the Act, however, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the period commencing January 1, 2011, including the distributions paid quarterly, will be comprised primarily from net investment income and the balance from paid in capital. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and other factors. In January, the Fund will send shareholders  a Form 1099-DIV for the calendar year stating the amount and composition of distributions and providing information about their appropriate tax treatment that were paid to shareholders of record during the 12 months ended December 31.

DIVIDEND AND INCOME FUND, INC.	Additional Information

DIVIDEND REINVESTMENT PLAN

Terms and Conditions of the

2011 Amended Dividend Reinvestment Plan

1. Each shareholder (the “Shareholder”) holding shares of common stock (the “Shares”) of Dividend and Income Fund, Inc. (the “Fund”) will automatically be a participant in the Dividend Reinvestment Plan (the “Plan”), unless the Shareholder specifically elects to receive all dividends and capital gains in cash paid by check mailed directly to the Shareholder by Illinois Stock Transfer Company, 209 West Jackson Blvd., Suite 903, Chicago, Illinois 60606, 1-800-757-5755, as agent under the Plan (the “Agent”). The Agent will open an account for each Shareholder under the Plan in the same name in which such Shareholder's Shares are registered.

2. Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating Shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the Shareholder's account in accordance with the following:

Whenever the Market Price (as defined in Section 3 below) per Share is equal to or exceeds the net asset value per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the “Valuation Date”), participants will be issued additional Shares equal to the amount of such dividend divided by the greater of the Fund’s net asset value per Share or 95% of the Fund’s Market Price per Share. Whenever the Market Price per Share is less than such net asset value on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the business day before the dividend or distribution payment date. If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating Shareholders, buy Shares in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, for such Shareholders’ accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the market value of the Shares exceeds the net asset value. These remaining Shares will be issued by the Fund at a price equal to the Market Price.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issues remaining Shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the Shares, the average Share purchase price paid by the Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.

The Agent will apply all cash received as a dividend or capital gain distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

3. For all purposes of the Plan: (a) the Market Price of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred then the mean between the closing bid and asked quotations, for the Shares quoted on the NYSE on each of the five business days the Shares traded ex-dividend on the NYSE immediately prior to such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

Additional Information	DIVIDEND AND INCOME FUND, INC.

4. The open market purchases provided for herein may be made on any securities exchange on which the Shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Shareholder’s account.

5. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of its nominee. At no additional cost, a Shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificate shares of the Fund in its possession. These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such Shareholder will receive a statement showing its combined holdings. The Agent will forward to the Shareholder any proxy solicitation material and will vote any Shares so held for the Shareholder only in accordance with the proxy returned by the Shareholder to the Fund.

6. The Agent will confirm to the Shareholder each acquisition for the Shareholder’s account as soon as practicable but not later than 60 days after the date thereof. Although the Shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued. However, dividends and distributions on fractional Shares will be credited to Shareholders' accounts. In the event of a termination of a Shareholder’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

7. Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the Shareholder will be credited to the Shareholder's account. In the event that the Fund makes available to the Shareholder the right to purchase additional Shares or other securities, the Shares held for a Shareholder under the Plan will be added to other Shares held by the Shareholder in calculating the number of rights to be issued to such Shareholder. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

8. The Agent’s service fee for handling capital gain distributions or income dividends will be paid by the Fund. The Shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

9. The Shareholder may terminate the account under the Plan by notifying the Agent. A termination will be effective immediately if notice is received by the Agent two days prior to any dividend or distribution payment date. If the request is received less than two days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash.

10. These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholder appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such Shareholder's account under the Plan. Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the Shareholder's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

DIVIDEND AND INCOME FUND, INC.	Additional Information

11. In the case of Shareholders, such as banks, brokers, or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the Shareholders as representing the total amount registered in the Shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

12. The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith, or willful misconduct or that of its employees.

13. Neither the Fund nor the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a Shareholder’s account, sell shares, or purchase shares, (ii) the prices which shares are purchased or sold for the Shareholder’s account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.

RESULTS OF THE SPECIAL MEETINGS

A Special Meeting of Shareholders of the Fund was held on January 31, 2011 at Chartwell Investment Partners, L.P., 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania, for the following purpose:

1. To consider and vote upon approval of a new investment management agreement between the Fund and Bexil Advisers LLC.

Votes For	Votes Against	Abstained
8,118,442	386,428	203,979

A second Special Meeting of Shareholders of the Fund was held on January 31, 2011 at Chartwell Investment Partners, L.P., 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania, to elect four directors, as follows:

1. To elect to the Board of Directors the nominee, Bruce B. Huber, as a Class I Director, and until his successor is duly elected and qualifies.

Votes For	Votes Withheld
8,207,979	516,530

2. To elect to the Board of Directors the nominee, Peter K. Werner, as a Class II Director, and until his successor is duly elected and qualifies.

Votes For	Votes Withheld
8,266,020	498,489

3. To elect to the Board of Directors the nominee, Thomas B. Winmill, as a Class II Director, and until his successor is duly elected and qualifies.

Votes For	Votes Withheld
8,008,413	716,096

4. To elect to the Board of Directors the nominee, James E. Hunt, as a Class III Director, and until his successor is duly elected and qualifies.

Votes For	Votes Withheld
8,208,045	516,464

Additional Information	DIVIDEND AND INCOME FUND, INC.

STOCK DATA
Price (5/31/11)	$4.43
Net asset value (5/31/11)	$4.66
Discount	4.9%
NYSE Ticker	DNI
Net Asset Value Ticker	XDNIX

2011 QUARTERLY DISTRIBUTION DATES

Declaration	Record	Payment
September 1	September 15	September 30
December 1	December 15	December 29

FUND INFORMATION

Investment Manager	Stock Transfer Agent and Registrar
Bexil Advisers LLC	IST Shareholder Services
11 Hanover Square	209 West Jackson Blvd., Suite 903
New York, NY 10005	Chicago, IL 60606
www.DividendandIncomeFund.com	www.ilstk.com
1-212-785-0400	1-800-757-5755

DIVIDEND AND INCOME FUND, INC.	Additional Information

DIRECTORS AND OFFICERS

The following table sets forth certain information concerning the Directors currently serving on the Board of Directors of the Fund.  Unless otherwise noted, the address of record for the directors and officers is 11 Hanover Square, New York, New York 10005.

Name, Position(s) Held with Fund, Term of Office, Principal Occupation for Past Five Years, and Age	Director Since	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)

Class I Director, term expires 2012:
BRUCE B. HUBER, CLU, ChFC, MSFS – Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ. He was born on February 7, 1930.	2011	6	0

Class II Director, term expires 2013:
PETER K. WERNER – Since 1996, he has been teaching, coaching, and directing a number of programs at The Governor's Academy of Byfield, MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading. He was born on August 16, 1959.	2011	6	0

THOMAS B. WINMILL, ESQ. (3) – He is President, Chief Executive Officer, and Chief Legal Officer of the Fund, the other investment companies in the Fund Complex, the Investment Manager, CEF Advisers, Inc., Midas Management Corporation (registered investment advisers, collectively the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc. (formerly, Investor Service Center, Inc.) (registered broker-dealers, collectively the “Broker- Dealers”), Bexil Corporation, and Winmill & Co. Incorporated (“Winco”). He is General Counsel of Tuxis Corporation. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), which currently manage the Fund, Global Income Fund, Inc. and Midas Perpetual Portfolio, Inc., and he is the portfolio manager of Midas Fund, Inc. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is the son of Bassett S. Winmill. He was born on June 25, 1959.
	2011	6	Eagle Bulk Shipping Inc.

Class III Director, term expires 2014:
JAMES E. HUNT – He is a Limited Partner of Hunt Howe Partners LLC, executive recruiting consultants. He was born on December 14, 1930.	2011	6	0

Additional Information	DIVIDEND AND INCOME FUND, INC.

(1) The Fund Complex is comprised of the Fund, Foxby Corp., Global Income Fund, Inc., Midas Fund, Inc., Midas Magic, Inc., and Midas Perpetual Portfolio, Inc.  which are managed by the Investment Manager and its affiliates.

(2) Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act, excluding those within the Fund Complex.

(3) He is an “interested person” of the Fund as defined in the Act due to his affiliation with the Investment Manager.

Messrs. Huber, Hunt, and Werner also serve on the Audit and Nominating Committees of the Board.  Mr. Winmill also serves on the Executive Committee of the Board.  Each of the directors serves on the Continuing Directors Committee of the Board.

The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below.

Name and Age	Position(s) Held with Fund, Term of Office*, Principal Occupation for the Past Five Years

Heidi Keating Born March 28, 1959	Vice President since 2011. She is also Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil Corporation, Winco, and Tuxis Corporation. She is a member of the IPCs.

Thomas O’Malley Born on July 22, 1958
Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer since 2011. He is also Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil Corporation, Winco, and Tuxis Corporation. He is a certified public accountant.

John F. Ramirez, Esq. Born on April 29, 1977
Chief Compliance Officer, AML Officer, Vice President, and Secretary since 2011. He is also Chief Compliance Officer, AML Officer, Vice President, and Secretary of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil Corporation, Winco, and Tuxis Corporation. He is a member of the IPCs. He also is a member of the New York State Bar and the Chief Compliance Officer Committee and the Compliance Advisory Committee of the Investment Company Institute.

Bassett S. Winmill Born February 10, 1930
Chief Investment Strategist since 2011. He is also Chief Investment Strategist of the Advisers, Chairman of the Board of Bexil Corporation, Winco, Tuxis Corporation, and two of the investment companies in the Fund Complex, and portfolio manager of Foxby Corp. and Midas Magic, Inc. He is a member of the IPCs. He also is a member of the New York Society of Security Analysts, the Association for Investment Management and Research, and the International Society of Financial Analysts. He is the father of Thomas B. Winmill.

* Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually. The officers were last elected on February 1, 2011.

DIVIDEND AND INCOME FUND, INC.	Additional Information

Cautionary Note Regarding Forward Looking Statements - This report contains “forward looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which the Fund invests, market discount from net asset value,  distribution policy risk, management risk, and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information.  The financial information included herein is taken from the records of the Fund.  This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.  Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future purchase shares of its own common stock in the open market.  These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

Additional Information	DIVIDEND AND INCOME FUND, INC.

DIVIDEND AND
INCOME FUND

11 Hanover Square
New York, NY 10005

Printed on recycled paper

DNI - SAR - 5/11

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchase.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's most recent fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dividend and Income Fund, Inc.

August 11, 2011	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund, Inc.

August 11, 2011	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dividend and Income Fund, Inc.

August 11, 2011	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund, Inc.

August 11, 2011	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer